Financial income and expenses	12 Months Ended
Dec. 31, 2022
Financial income and expenses
Financial income and expenses

10. Financial income and expenses

EURm	2022	2021	2020
Financial income
Interest income on financial investments	69	21	30
Interest income on financing components of other contracts	13	28	38
Other financial income(1)	4	(6)	97
Total	86	43	165
Financial expenses
Interest expense on interest-bearing liabilities	(103)	(113)	(127)
Negative interest on financial investments	(27)	(29)	(9)
Interest expense on financing components of other contracts(2)	(66)	(40)	(83)
Interest expense on lease liabilities	(26)	(24)	(25)
Net interest income on defined benefit plans	92	26	–
Net fair value gains/(losses) on hedged items under fair value hedge accounting	262	25	(122)
Net fair value (losses)/gains on hedging instruments under fair value hedge accounting	(265)	(25)	118
Net foreign exchange gains/(losses)	20	(60)	(8)
Other financial expenses(3)	(81)	(44)	(73)
Total	(194)	(284)	(329)

(1)  In 2022, includes an income of EUR 11 million (expense of EUR 33 million in 2021 and income of EUR 79 million in 2020) due to a change in the fair value of the financial liability related to Nokia Shanghai Bell. Refer to Note 30, Significant partly-owned subsidiaries.

(2)   In 2022, includes EUR 46 million (EUR 12 million in 2021 and EUR 31 million in 2020) related to the sale of receivables.

(3)   In 2022, includes an impairment of EUR 61 million (an increase in loss allowance of EUR 32 million in 2021 and EUR 58 million in 2020) related to loans extended to an emerging market customer.